SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  X  ]
Filed by a Party other than the Registrant  [     ]

Check the appropriate box:

     [     ]   Preliminary Proxy Statement
     [  X  ]   Definitive Proxy Statement
     [     ]   Definitive Additional Materials
     [     ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          MED-EMERG INTERNATIONAL, INC.
          ------------------------------------------------------------
                (Name of Registrant as specified in its charter)


          ------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

     [  X  ]   No fee required
     [     ]   $500 per each party to the controversy pursuant to Exchange Act
               Rule 14a-6(i)(3).
     [     ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11.

            (1)  Title of each class of securities to which transaction applies: _______________________________________
            (2)  Aggregate number of securities to which transaction
                 applies: _______________________________________
            (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_____________(A)
            (4)  Proposed maximum aggregate value of transaction:____________
            (5)  Total fee paid: ______________________________

     [     ]     Fee paid previously with preliminary materials.

     [     ]     Check box if any of the fee is offset as provided by Exchange
                 Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)   Amount Previously Paid: ______________________________
                  (2)   Form, Schedule or Registration Statement No.:_________
                  (3)   Filing Party: ______________________________
                  (4)   Date Filed: ______________________________

                          MED-EMERG INTERNATIONAL, INC.
                          2550 Argentia Road, Suite 205
                      Mississauga, Ontario, Canada L5N 5R1

                                  -------------

                          NOTICE OF ANNUAL AND SPECIAL
                             MEETING OF STOCKHOLDERS
                        TO BE HELD TUESDAY, JUNE 26, 2001

TO THE STOCKHOLDERS OF MED-EMERG INTERNATIONAL, INC.:

NOTICE IS HEREBY GIVEN, that the Annual and Special Meeting (the "Meeting") of Stockholders of Med-Emerg International, Inc. (the "Company") will be held on June 26, 2001 at the offices of Med-Emerg International, Inc. (the "Company"), at 2550 Argentia Road, Suite 205, Mississauga, Ontario, Canada , L5N 5R1, for the following purposes:

1. To receive and consider the report of the directors and to receive and consider the audited consolidated financial statements of the Corporation for the periods ended December 31, 1999, and December 31, 2000, together with the auditors report thereon, as well as the unaudited quarterly financial statements for the first quarter ended March 31, 2001, which such reports, financial statements and auditors reports were mailed to the Stockholders together with this notice of meeting;

2.    To elect the directors of the Company for the ensuing year;


3. To appoint Schwartz, Levitsky, Feldman, LLP, Chartered Accountants, as the auditors of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;


4. To consider, and if deemed appropriate, pass a special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders, substantially in the form of the draft resolution attached to this Circular as Schedule "A", which resolution is subject to NASDAQ corporate governance rules; and

5. To transact such other business as may properly come before the Meeting and any continuations and adjournments thereof.

         Stockholders of record at the close of business on May 18, 2001 are entitled to notice of and to vote at the meeting.

         If you do not expect to attend the meeting in person , please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed, so as to arrive not later than 4:30 p.m. (Eastern Standard Time) on the second (2nd) business day preceding the date of the Meeting or any adjournment thereof. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

         In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

By Order of the Board of Directors,


"William Thomson"
Chairman of the Board
Mississauga, Ontario
May 24, 2001

                          MED-EMERG INTERNATIONAL, INC.
                          2550 Argentia Road, Suite 205
                      Mississauga, Ontario, Canada L5N 5R1

                         -------------------------------

                         MANAGEMENT INFORMATION CIRCULAR

                         -------------------------------

                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD TUESDAY, JUNE 26, 2001

                         -------------------------------

                             SOLICITATION OF PROXIES



         The information contained in this management information circular (the "Circular") is furnished in connection with the solicitation by the Board of Directors of Med-Emerg International, Inc. (the "Company") of proxies for use at the Annual and Special Meeting of Stockholders of the Company (the "Meeting") to be held on Tuesday, June 26, 2001 at 10:00 a.m., local time, at the Company's offices at 2550 Argentia Road, Suite 205, Mississauga, Ontario, Canada L5N 5R1, and at any continuation and adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. The information contained herein is given as of May 23, 2001, except as otherwise noted. It is expected that the solicitation will be primarily by mail but proxies may also be solicited personally by directors, officers or regular employees of the Company at a nominal cost. The solicitation of proxies by this Circular is being made by or on behalf of the management of the Company. The total cost of the solicitation will be borne by the Company.


         The Company has distributed copies of the Notice of Annual and Special Meeting of Stockholders, this Circular, forms of proxy and the annual report (collectively called the "Meeting Materials") to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively called the "intermediaries") for onward distribution to stockholders of the Company whose shares are held by or in the custody of those intermediaries (called "non-registered stockholders"). The intermediaries are required to forward the Meeting Materials to the non-registered stockholders.

         The solicitation of proxies from non-registered stockholders will be carried out by intermediaries, or by the Company if the names and addresses of non-registered stockholders are provided by the intermediaries. The cost of the solicitation will be borne by the Company.

         Non-registered stockholders who wish to file proxies should follow the directions of their intermediary with respect to the procedure to be followed. Generally, non-registered stockholders will either:


1) Be provided with a form of proxy executed by the intermediary but otherwise uncompleted. The non-registered stockholder may complete the proxy and return it directly to the Company's transfer agent; or

2) Be provided with a request for voting instructions. The intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the intermediary.

                      APPOINTMENT AND REVOCATION OF PROXIES

         The persons named in the enclosed form of proxy are Directors and Senior Officers of the Company. A STOCKHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME, WHO NEED NOT BE A STOCKHOLDER OF THE COMPANY, IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED PROXY TO THE SECRETARY OF THE COMPANY AT 2550 ARGENTIA ROAD, SUITE 205, MISSISSAUGA, ONTARIO, CANADA L5N 5R1, OR TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, NEW YORK, NEW YORK 10004, AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE MEETING IN ORDER FOR THE PROXY TO BE VOTED. A Proxy must be executed by a stockholder or his attorney authorized in writing or, if executed by a body corporate, by an Officer or Attorney thereof, duly authorized.

         Any Stockholder giving a Proxy may, in addition to in any other manner permitted by law, revoke the Proxy by depositing an instrument in writing executed by the Stockholder or by his Attorney authorized in writing, or if the Stockholder is a body corporate, by an Officer or Attorney thereof duly authorized, at the head office of the Company or at CONTINENTAL STOCK TRANSFER & TRUST COMPANY, at any time up to and including the second (2nd) to last business day preceding the day of the Meeting, or any adjournment thereof, at which the Proxy is to be used or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

         In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.


                          VOTING OF SHARES REPRESENTED
                              BY MANAGEMENT PROXIES


         Shares represented by properly executed Proxies will be voted or withheld from voting in accordance with the instructions of the Stockholder giving the Proxy on any ballot that may be called for, and, if the Stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. IF NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED BY SUCH PROXIES WILL, EXCEPT WHERE PROHIBITED BY LAW, BE VOTED IN FAVOUR OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING.


         THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing this Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN TO THE MANAGEMENT OF THE Company SHOULD COME BEFORE THE MEETING, THE SHARES REPRESENTED BY ANY PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PERSONS NAMED THEREIN.

                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF


         As of May 18, 2001, the Company has outstanding 7,017,994 common shares without nominal or par value, each carrying the right to one vote per common share and 500,000 preference shares, each carrying the right to one vote per preference share. The common shares and the preference shares are collectively referred to as the Voting Securities.


         The Board of Directors of the Company has fixed May 18, 2001, (the "Record Date") as the Record Date for the purpose of determining the Stockholders entitled to receive notice of the Meeting. In accordance with the provisions of the Business Corporations Act (Ontario) (the "Act") the Company will prepare a list of Stockholders as at the Record Date. In accordance with the voting rights attaching to the Voting Securities, each stockholder named in the list will be entitled to vote, on all resolutions put forth at the Meeting for which such stockholder is entitled to vote, the shares shown opposite his or her name on the said list, except to the extent that: (i) the stockholder has transferred his or her shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included in the list of Stockholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting. The failure of a stockholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

         The following table sets forth, as of May 18, 2001, certain information with respect to stock ownership of: (i) all persons known by the Company to be beneficial owners of 5% or more of its outstanding Voting Securities; and (ii) all directors and officers as a group. The table does not include options that have not yet vested or are not exercisable within 60 days of the date hereof. Unless otherwise indicated, the address of each such person or entity is c/o Med-Emerg International, Inc., 2550 Argentia Road, Suite 205, Mississauga, Ontario, L5N 5Rl, Canada.


                                                 Shares of          Percentage
Name of beneficial owner                     Common Shares (1)       of Class
------------------------                     -----------------       --------

Ramesh Zacharias (2) .....................      1,997,919              22.9%
M.D., FRCSC
Robert Rubin (3) .........................        775,000              11.0
William Thomson (4) ......................        260,000               3.6
Patrick Michaud (5) ......................         10,000                *
All Officers and Directors as a ..........      3,042,919              33.7%
group (4 persons)(2)-(5)

--------------
*Less than 1%


(1) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2) Includes (i) 292,544 shares owned by 1245841 Ontario Inc., which is owned by Dr. and Mrs. Zacharias (ii) 565,000 shares issuable upon exercise of currently exercisable options granted under the Company's 1997 Stock Option Plan, (iii) 750,000 shares of Common stock issuable upon conversion of up to 500,000 shares of Convertible Preferred Stock, such preferred stock currently held by 1245841 Ontario Inc., which is owned by Dr. and Mrs. Zacharias, (iv) options to purchase up to 250,000 common shares granted by the board of directors on April 6, 2001; and (v) 140,375 common shares issuable as of May 7, 2001, as a stock dividend payable on the preference shares owned by Dr. Zacharias, but which have not as of the date hereof been formally issued from treasury. For a period of ten years from issuance, each share of preferred stock is convertible into 1.5 shares of Common Stock and thereafter into such number of shares of Common Stock as is equal to U.S.$4,500,000 divided by the then current market price of the Common Stock on the date of conversion. For purposes of the above chart, the number of shares of Common Stock issuable upon conversion of the Preferred Stock was calculated by assuming a one for one and one-half conversion. Dr. Zacharias disclaims beneficial ownership of the shares owned by his wife.

(3) Represents options to purchase up to 25,000 common shares granted by the board of directors on April 6, 2001, as well as 750,000 common shares presently owned.

(4) Represents options to purchase up to 190,000 common shares granted by the board of directors on April 6, 2001, as well as options to purchase up to 70,000 common shares previously granted.

(5) Represents options to purchase up to 10,000 common shares granted by the board of directors on May 7, 2001.


This proxy statement contains certain forward-looking statements which involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including those set forth below and elsewhere in this Proxy Statement.


                     PARTICULARS OF MATTERS TO BE ACTED UPON

A.       Election of Directors


         The Articles of Incorporation of the Company provides that the board of directors of the Company consist of a minimum of one (1) and a maximum of ten
(10) directors. The board of directors presently consists of four (4) directors to be elected annually. In conjunction with this annual and special meeting of the Stockholders of the Company, the number of directors to be elected by the Stockholders will be five (5) directors. Each director will hold office until the next annual meeting of the Stockholders of the Company or until his/her successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Company.


         Management has nominated two persons to act as directors of the Company. The persons named in the enclosed instrument of proxy intend to vote for the election of the nominees whose names are set forth below. Four (4) of the five (5) directors who are standing for re-election by the Stockholders have held office from the dates indicated below. Management does not contemplate that any of the nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of Proxy reserve the right to vote for another nominee in their discretion.

         The Board of Directors recommends a vote for each of the nominees to the Board of Directors listed below. Appointment of each Director to the Company's Board of Directors will require the affirmative vote of the majority of the Voting Securities present in person or represented by proxy at the Meeting.

         Unless such authority is withheld as specified in the enclosed form of proxy that shares represented by such proxy are to be withheld from voting in the election of Directors, the persons named in the enclosed instrument of proxy intend to vote to appoint each of the nominees for Director to hold office until the next annual meeting of the Stockholders of the Company or until his/her successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Company

         The following table and notes thereto state the names of all the persons proposed to be nominated for election as Directors, their principal occupation or employment for the past five years, the year in which they became Directors of the Company, and the number of shares of the Company beneficially owned, directly or indirectly, by each of them as of May 18, 2001. The Company does not presently have an executive committee of the Board of Directors.


                                 NUMBER OF
NAME                             SHARES (1)        CHIEF OCCUPATION
----                             ----------        ----------------
Ramesh Zacharias                 1,997,919         Director, President of Med-Emerg
Director, President                                International Inc.
and CEO since
September, 1983. (2)

William Thomson                    260,000         Director, President, Thomson
Director, since                                    Associates Inc.
January, 1996, and Chairman of
the Board since February, 1998.
(3)(7)

Robert Rubin                       775,000         See Note 4
Director, since October,
1996. (4)(7)

Patrick Michaud                     10,000         VP, CEO and President GlycoDesign Inc.
Director, since May, 2001.
(5)(7)

Dr. Frank Baillie (6)                  nil         Associate Professor Surgery,
                                                   McMaster University


NOTE:


1) The information as to shares beneficially owned, not being within the knowledge of the Company, has been furnished by the representative nominees individually. The composition of such share ownership is explained in the previous heading "VOTING SHARES AND PRINCIPAL HOLDERS THEREOF".


2) Ramesh Zacharias, M.D., FRCSC. Age49 - Dr. Ramesh Zacharias is the founder of Med-Emerg Inc. He is a surgeon and leading expert in the design and delivery of emergency care. He has provided consulting services regarding the delivery of emergency care in the Caribbean, Saipan and Malaysia and provided management consulting services regarding the operation of medical clinics in Canada, the United States and Russia. Dr. Zacharias provides medical leadership to both Med-Emerg Inc. and its on-line subsidiary, HealthyConnect.com.

3) William E. Thomson, C.A., Age 59 - Mr. William Thomson is currently the non-executive Chairman. Mr. Thomson is President of William E. Thomson Associates Inc., one of Canada's best known crisis management firms. Mr. Thomson is Chairman of Asia Media Group Corp. in Singapore, Healthworks TMS and Esna Technologies Ltd. In addition, Mr. Thomson acts as a director of the following companies: TPI Plastics Ltd., Elegant Communications Ltd., Electrical Contacts Ltd., The Aurora Fund and Delfour Corporation.


4) Robert M. Rubin, Age 59 - Mr. Rubin has served as a director of the Company since October 1996. Mr. Rubin has served as the Chairman of the Board of Directors of American United Global Inc. ("AUGI"), a publicly-held technology and communications company, since May 1991, and was its Chief Executive Officer from May 1991 to January 1, 1994. Between October 1990 and January 1, 1994, Mr. Rubin served as the Chairman of the Board and Chief Executive Officer of AUGI and its subsidiaries; from January 1, 1994 to January 19, 1996, he served only as Chairman of the Board of AUGI and its subsidiaries. From January 19, 1996 to the present, Mr. Rubin has served as Chairman of the Board, President and Chief Executive Officer of AUGI. Mr. Rubin was the founder, President, Chief Executive Officer and a Director of Superior Care, Inc. ("SCI") from its inception in 1976 until May 1986. Mr. Rubin continued as a director of SCI (now known as Olsten Corporation ("Olsten") until the latter part of 1987. Olsten, a New York Stock Exchange listed company, is engaged in providing home care and institutional staffing services and health care management services. Mr. Rubin was Chairman of the Board and Chief Executive Officer and is a stockholder of ERD Waste Technology, Inc., a diversified waste management public company specializing in the management and disposal of municipal solid waste, industrial and commercial non-hazardous waste and hazardous waste. In September 1997, ERD filed for protection under the provisions of Chapter 11 of the federal bankruptcy act. Mr. Rubin is also the Chairman of the Board of Western. Mr. Rubin was also a director of StyleSite Marketing, Inc., which liquidated its assets for the benefit of secured creditors in January 2000.


5) Patrick Michaud, Age 48 - Mr. Michaud was previously a director and has since rejoined the board. From 1997 to the present, Mr. Michaud has been Vice President and CFO of GlycoDesign Inc., a biopharmaceutical company engaged in the discovery of small-molecule, orally-active therapeutics for the treatment of cancer, cardiovascular disease, inflammatory and infectious diseases. Prior to joining GlycoDesign Inc., Mr. Michaud was self-employed as an independent financial consultant. From April 1992 to September 1993, Mr. Michaud was Senior Vice-President and Chief Financial Officer of Majestic Electronic Stores, Inc., a publicly traded specialty electronics retailer. From 1990 to 1993, Mr. Michaud was a director of Continental Pharma Cryosan, a company which at the time was a publicly traded healthcare company. Mr. Michaud received his Bachelor of Civil Engineering in 1974 from the Royal Military College of Canada, his MBA in 1980 from the University of Western Ontario, and a certified general accounting degree in 1985 from the Certified General Accountants Association of Ontario.



6) Dr. Frank Baillie, Age 52 - The Board of Directors is proposing that Dr. Baillie be elected as a director of the Company at the upcoming meeting of shareholders. Dr. Baillie has over twenty years of clinical and managerial experience as an Emergency Physician and General Surgeon in an academic setting. Dr. Baillie has maintained a surgical practice at McMaster University Medical Centre since 1979. He also introduced emergency physician staffing and postgraduate training in Emergency Medicine at McMaster's Faculty of Health Sciences. He has also managed a number of medical programs at Hamilton General Hospital, Chedoke McMaster Hospital and St. Peter's Hospital. Dr. Baillie has provided consultative services regarding the delivery of emergency care for the Ontario government as well as internationally in Thailand, Malaysia, Kerala Province in India, Beijing and Abu Dhabi. Currently, Dr. Baillie is Associate Professor of Surgery and Postgraduate Surgical Program Director at McMaster University Faculty of Health Sciences, he is the International Medical Liaison Officer for the Hamilton Health Sciences Corporation, and the Medical Director for Ontario CritiCall Service.

7) Denotes member of the Audit Committee.

         Compensation of Directors

         All directors shall serve for a term of one year or until their respective successors have been duly elected. Outside directors of the Company will receive approximately $10,000.00 per year for acting in such capacities and will be reimbursed for all reasonable expenses incurred in connection with activities on behalf of the Company.

         Statement of Executive Compensation

         For the fiscal year ended December 31, 2000, the Company had two (2) "Executive Officers" as such term is defined in Form 40 under the Regulation to the Securities Act of Ontario. During the most recently completed financial year the Company paid a total of $738,200.00 (Cdn.) (US $484,900.00) for salaries and bonuses to directors and senior officers of the Company.

1.       Compensation of Named Executive Officers

         The following table sets forth all compensation in respect of individuals ("Named Executive Officers") who were, as at December 31, 2000, earning a combined salary and bonus in excess of Cdn. $100,000.00 for the fiscal year ended December 31, 2000:

                           SUMMARY COMPENSATION TABLE

                                                Long Term Compensation
                      Annual Compensation*      Awards
                      --------------------      -----------------------------
Name and                      $000*             Securities
Principa                                        Under Options   All Other
Position      Year    Salary  Bonus    Other    Granted         Compensation
--------      ----    ------  -----    -----    -------         ------------

Ramesh (1)
Zacharias     2000     $339     $0      $0                       $9,713(1)
CEO           1999     $304    $67.3    $0                       $4,938(1)
              1998     $224     $0      $0                       $7,668(1)

Carl
Pahapill      2000     $317     $0      $0                       $6,730
President/    1999     $280    $67.3    $0                       $6,730
COO           1998     $175    $25      $0                      $10,000

*amounts expressed in Canadian dollars.

(1) In addition to being the Chief Executive Officer of the Company, Dr. Zacharias on occasion covers physician assignments that the Company is otherwise unable to fill. For each assignment that Dr. Zacharias covers, he is paid as an independent contracting physician. This amount represents fees paid to Dr. Zacharias for services rendered as a physician.

         2.       Options to Purchase Securities

         The following table sets forth the individual grants of options to purchase or acquire securities of the Company or any of its subsidiaries to each of the Named Executive Officers during the year ended December 31, 2000.

                     OPTION GRANTS DURING THE MOST RECENTLY
                            COMPLETED FINANCIAL YEAR

                                                       Market
                           % of Total                  Value of
                           Options                     Securities
             Securities    Granted to                  Underlying
             Under         Employees in                Options on
             Options       Financial     Exercise or   the Date of               Expiration
Name         Granted #     Year          Base Price    Grant $/Security          Date
----         ---------     ----          ----------    ----------------          ----

Ramesh         nil
Zacharias

Carl           nil
Pahapill



         Aggregated Option Exercises and Notional Year-End Option Values

         The following table sets forth information concerning each exercise of options during the year ended 2000 by each of the Named Executive Officers and the year-end value of unexercised options on an aggregated basis.

                       AGGREGATED OPTION EXERCISES DURING
                         2000 AND YEAR-END OPTION VALUES

                                                                 Value of
                                                                 Unexercised
                                             Unexercised         in-the-Money
                                             Options at          Options at
              Securities      Aggregate      Year-End #          Year-End $
              Acquired on     Value          Exerciseable/       Exerciseable/
  Name        Option          Realized $     Unexerciseable      Unexerciseable
Ramesh
Zacharias       nil             nil           365,000/nil         nil / nil

Carl
Pahapill        nil             nil           365,000/nil         nil / nil

         Termination of Employment, Change in Responsibilities and Employment Agreements


         All of the Company's executive officers offer their full business time to the affairs of the Company. The Company entered into employment agreements with Dr. Zacharias. Dr. Zacharias' agreement provides that he will devote all of his business time to the Company in consideration of an annual salary of US$225,000 effective August 1, 1999 and a bonus of US$67,300 based on performance. The annual salary increases to US$250,000 per year during the final year. The agreement is for a term of three years, but may be terminated by the Company for cause, or without cause with penalty. Mr. Pahapill, the previous President of the Company, resigned as President of the Company and assumed the Presidency of HealthyConnect.com, a subsidiary of the Company.


         Stock Option Plan

         In November 1999, the Board of Directors and Stockholders adopted and approved the Company's Stock Option Plan (the "Plan"). The Plan is to be administered by the Board of Directors or a committee appointed by the Board. Pursuant to the Plan, options to acquire an aggregate of 1,000,000 shares of Common Stock may be granted, 416,300 of which have been granted as of May 21, 2001. The Plan is to provide for grants to employees and directors of the Company. During the fiscal year 2000, Med-Emerg cancelled or let expire 646,886 options, including 400,000 options to the Named Executive Officers as the original objective in granting the options criteria was not achieved. No options were granted to eligible physicians during the fiscal year ended December 31, 2000.

         Directors and Officers Insurance

         The Company provides directors and officers liability insurance with a policy limit of US $2,500,000.00 (US $ 2,500,000.00 Aggregate during policy period) per occurrence. Depending on the nature of the claim, the deductible is:
(i) nil for each director or officer; (ii) nil for all directors & officers;
(iii) US $50,000.00 for each Corporate Reimbursement Claim; or (iv) US $100,000.00 for Securities Suits relating to Entity Coverage. Under this insurance coverage the Company is reimbursed for payments made under corporate indemnity provisions on behalf of its directors and officers and individual directors and officers are reimbursed for losses arising during the performance of their duties for which they are not indemnified by the Company. Protection is provided to directors and officers for acts, errors or omissions done or committed during the course of their duties as such. Excluded from coverage under the policy are illegal acts and those acts which result in personal profit. This coverage forms part of the Company's general third party liability risk insurance and, while no part of the premium chargeable to the Company in connection with the coverage is specifically allocated to directors' and officers' liability insurance, that part of the premium which is estimated to be referable to such directors' and officers' liability insurance in the last completed financial year is US $42,000.00 all of which is paid by the Company. As at the date hereof all those persons listed under the heading "Election of Directors" are included as insured under the policy, as are also the following officers of the Company:

B.       Appointment of Auditors

         Schwartz Levitsky Feldman, LLP, independent public Chartered Accountants, were first appointed auditors of the Company on March 31,1998.


         The Board of Directors recommends a vote for the appointment of Schwartz, Levitsky, Feldman, LLP, Chartered Accountants as the Company's independent accountants. Appointment of Schwartz, Levitsky, Feldman, LLP, Chartered Accountants as independent accountants will require the affirmative vote of the majority of the Voting Securities present in person or represented by proxy at the Meeting.


         Unless such authority is withheld as specified in the enclosed form of proxy that shares represented by such proxy are to be withheld from voting in the appointment of auditors, the persons named in the enclosed instrument of proxy intend to vote to appoint Messrs. Schwartz Levitsky Feldman, LLP, Chartered Accountants, Toronto, Ontario, as auditors of the Company for the ensuing year until the next Annual Meeting of Stockholders and to authorize the directors to fix their remuneration.

C. Approval of Special Resolution Empowering the Directors to Determine the Number of Directors to be Elected by the Stockholders

         Stockholders will be asked to pass a special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders, substantially in the form of the draft resolution attached to this Circular as Schedule "A". The implementation of the special resolution is subject to NASDAQ corporate governance rules. The Company is asking Stockholders to pass a special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders in order to allow the Board of Directors the flexibility of adding additional directors to the Board of Directors of the Company as may be required for the more efficient governance of the Company or in order to comply with the rules and regulations of any stock exchange or other regulatory authority.

         Those persons named in the accompanying instrument of proxy intend to vote for the special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders unless instructions to the contrary are given. The implementation of the special resolution is subject to NASDAQ corporate governance rules.

         The Board of Directors recommends a vote for special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders. Approval of the special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders requires the affirmative votes of at least 66 2/3% of the Stockholders represented at the Meeting in person or by proxy.

         Unless such authority is withheld as specified in the enclosed form of proxy that shares represented by such proxy are to be voted against the special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders, the persons named in the enclosed instrument of proxy intend to vote to for the special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders. The implementation of the special resolution is subject to NASDAQ corporate governance rules.


                             SECTION 16(a) REPORTING

         As under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc.'s Automated Quotation System. Specific due dates for these reports have been established. During the year ended December 31, 2000, we believe that all reports on behalf of our executive officers and directors for all transactions were filed on a timely basis.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgement.


                              STOCKHOLDER PROPOSALS

         In order to be included in the materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before February 1, 2002.

                         ANNUAL AND QUARTERLY REPORTS TO
                     THE SECURITIES AND EXCHANGE COMMISSION

         The Annual Report on Form 10-K for the years ended December 31, 1999, and December 31, 2000 as filed with the Securities and Exchange Commission, which includes the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 1999, and December 31, 2000, as well as the unaudited quarterly financial statements for the period ending March 31, 2001, are attached hereto.


              INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

         Certain directors proposed as nominees for election to the Board of Directors of the Company, are parties to employment agreements with the Company, as described above, under heading "Statement of Executive Compensation" "Compensation of Named Executive Officers", "Termination of Employment, Change in Responsibilities and Employment Contracts" "Directors and Officers Insurance" and "Stock Option Plan".


                                     GENERAL


         The information contained herein is given as of May 23, 2001, unless otherwise noted. Management knows of no additional matters to come before the Meeting. Receipt at such Meeting of a report of the Directors and auditors and the Company's Audited Consolidated Financial Statements for its fiscal period ended December 31, 1999, and December 31, 2000, will not constitute approval or disapproval of any matters referred to therein.


         The contents and the sending of this Circular and the sending of it to holders of common stock and preference stock of the Company, to each director of the Company, to the auditors of the Company and to the appropriate governmental agencies have been approved by the Board of Directors of the Company.

(Signed) William Thomson


By Order of the Board of Directors,
William C. Thomson
Chairman of the Board
May 24, 2001

                                  SCHEDULE "A"

                          MED-EMERG INTERNATIONAL INC.

                        SPECIAL RESOLUTION RESPECTING THE

                               NUMBER OF DIRECTORS


         WHEREAS the Articles of the Company provide for a minimum of one (1) and a maximum of ten (10) directors;


         AND WHEREAS the Business Corporations Act, provides that the directors, if so empowered by special resolution of the stockholders, may thereafter determine the number of directors of the Company by resolution of the Board of Directors;

         NOW THEREFORE BE IT RESOLVED THAT:

1. subject to the provisions of the Business Corporations Act (Ontario) and subject to NASDAQ corporate governance rules, the directors of the Company are hereby empowered to determine from time to time the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the stockholders.

 GENERAL PROXY - ANNUAL MEETING OF STOCKHOLDERS OF MED-EMERG INTERNATIONAL INC.


                  The undersigned hereby appoints Dr. Ramesh Zacharias, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Med-Emerg International Inc, to be held at the Company's principal executive offices located at 2450 Argentia Road, Mississauga, Ontario, Canada L5N 5R1, on June 26, 2001 at 10:00 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated May 24, 2001 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.


This Proxy is solicited on behalf of Med-Emerg International Inc.'s Board of Directors.

1. To elect five directors to serve until the next Annual Meeting of Stockholders.

- William Thomson, C.A.     - Dr. Ramesh Zacharias             - Robert M. Rubin
- Patrick G. Michaud        - Dr. Frank G.H. Baillie

                 [ ] FOR ALL NOMINEES        [ ] WITHHELD FOR ALL NOMINEES

         INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:

2. To ratify the appointment of Schwartz, Levitsky, Feldman, llp, Chartered Accountants as the Company's independent accountants for the ensuing year.

                 [ ] FOR      [ ] AGAINST    [ ] ABSTAIN

3. To approve a special resolution empowering the directors to determine, from time to time, the number of directors of the Company and the number of directors to be elected at each annual meeting or annual resolutions of the Stockholders, which resolution is subject to NASDAQ corporate governance rules.

                 [ ] FOR      [ ] AGAINST    [ ] ABSTAIN


4. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.


                -----------------------------------------------
                 (Continued and to be signed on the other side)

(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                         Date:___________________________ , 2001


                                         _______________________________________
                                               (Print name of Stockholder)


                                         _______________________________________
                                               (Print name of Stockholder)


                                         _______________________________________
                                                       Signature


                                         _______________________________________
                                                       Signature

                                         Number of Shares

                                         Note: Please sign exactly as name
                                               appears in the Company's records.
                                               Joint owners should each sign.
                                               When signing as attorney,
                                               executor or trustee, please give
                                               title as such.